SUPPLEMENT DATED SEPTEMBER 5, 2012

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND —

EMERGING MARKETS DEBT PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Emerging Markets Debt Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The Principal Risks subsection is expanded to include the following:

•	Regulatory Impact Risk: Certain financial instruments are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.

The first sentence of the second paragraph of the Principal investment strategies subsection is replaced with the following:

The portfolio may invest up to 25% of its net assets in issuers that are economically tied to any one emerging market country.

In addition, the first sentence of the fifth paragraph in the same subsection is replaced with the following:

The manager may use forwards (such as deliverable and non-deliverable currency forwards), swaps (including but not limited to total return, credit default, interest rate and currency swaps) and futures contracts.

Further, the following is added to the table in the Portfolio management subsection:

Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee	Since 2012